UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Davenport Road
 Toronto, Ontario, Canada M5R 1J2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (416) 223-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, SusGlobal Energy Corp. (the "Company") issued promissory notes on October 29, 2021, March 3, 2022, and March 7, 2022 (collectively, the "Promissory Notes"). The October 29, 2021 promissory note was in the principal amount of $1,471,000 and the March 3, 2022 and March 7, 2022 promissory notes had a total principal amount of $2,400,000.

As also previously disclosed, on August 16, 2022, the Company was sent a notice of default from each holder of these Promissory Notes. The defaults were caused by the Promissory Notes not being repaid on or before the August 15, 2022 maturity date of each of the Promissory Notes. The notices of default allowed for a cure period of 5 trading days. On September 15, 2022, the Company and the holders entered into an Amendment to the Promissory Notes (the "Amendment") which served as a cure to the August 2022 issued default notices.

On June 8, 2023, the Company was sent a notice of default from counsel to the holders of these Promissory Notes. The default was caused by the holders of these Promissory Notes not being able to receive shares of the Company's common stock, par value $0.0001 (the "Common Stock") pursuant to the conversion terms of these Promissory Notes. All cure periods available pursuant to the Promissory Notes had expired prior to June 8th.

The October 29, 2021 promissory note now has a principal amount of $1,300,000 (due to previous conversions into shares of Common Stock). The March 3, 2022 and March 7, 2022 promissory notes now have a total principal amount of $3,168,000 and the interest that has accrued on such notes is equal to $424,946.  The Company owes a total of $4,892,946 pursuant to the Promissory Notes. Each of the three promissory notes is now past due.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Dated: June 14, 2023	By:	/s/ Marc Hazout
Marc Hazout Executive Chairman, President and Chief Executive Officer